UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	NMRK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Kyle Lutnick Appointed Chief Strategy Officer of the Company

On May 19, 2026, Newmark Group, Inc. (the “Company” or “Newmark”) appointed Kyle S. Lutnick, 30, to serve as Chief Strategy Officer (“CSO”) of the Company. This newly created role will be an executive officer position and, together with management, will help shape the firmwide strategic and transformation agenda including data, artificial intelligence (“AI”) and technology matters, and strategic account and platform growth. Mr. Lutnick shall report to Luis Alvarado, the Company’s Chief Operating Officer. As part of the creation of the CSO role, Newmark has established a newly created management-level committee known as the Strategy Committee consisting of senior leaders including Mr. Lutnick. Additionally, Mr. Lutnick will be appointed a member of the Company’s Executive Committee.

Mr. Lutnick has been a director of our Company since February 2025, a position which he will retain following his appointment as CSO. Mr.  Lutnick also is Executive Vice Chairman of Cantor Fitzgerald, L.P. (“Cantor”) and is expected continue to provide services to Cantor Fitzgerald Securities and other Cantor businesses. He previously served as Global Managing Director of Knotel, Inc. (“Knotel”), Newmark’s flexible office and workspace business. Prior to joining Knotel, Mr.  Lutnick was part of Newmark’s retail advisory team, where he advised clients in New York City. For Mr. Lutnick’s full bio, see the Company’s Amendment No. 1 to its Annual Report on the Form 10-K filed with the SEC on April 30, 2026, under the heading “Information About Our Directors,” which is incorporated by reference herein.

Mr. Lutnick will receive a salary of $500,000 per year. Additionally, Mr. Lutnick will be eligible to receive incentive bonus awards under the Amended and Restated Newmark Group, Inc. Incentive Bonus Compensation Plan, discretionary bonuses, and equity and partnership awards under the Amended and Restated Newmark Group, Inc. Long Term Incentive Plan and the Amended and Restated Newmark Holdings, L.P. Participation Plan.

Mr. Lutnick’s employment will be at-will and subject to customary employment terms and conditions.

Except as previously described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on November 17, 2025 and the Company’s Annual Report on Form 10-K filed with the SEC on March 2, 2026, as amended on April 30, 2026, in each case under the heading “Certain Relationships and Related Transactions, and Director Independence” (which are each incorporated by reference herein), there are no additional family relationships between any of the Company’s directors or officers and Mr. Lutnick that are required to be disclosed under Item 401(d) of Regulation S-K, and Mr. Lutnick does not have any additional interests in any transactions requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release regarding Mr. Lutnick’s appointment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Newmark Group, Inc. Press Release re: Kyle Lutnick appointment as Chief Strategy Officer, dated May 22, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: May 22, 2026	By:	/s/ Michael J. Rispoli
	Name:	Michael J. Rispoli
	Title:	Chief Financial Officer

[Signature Page to Form 8-K regarding Kyle Lutnick Appointment dated May 22, 2026]

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